EXHIBIT 10



                                    AMENDMENT

                                       TO

                           SOUTHERN UNION SAVINGS PLAN


In accordance with Section 10.1 of the Southern Union Savings Plan (the "Plan"), the Plan is amended as set forth below.

1.    Effective July 1, 2000, Section 2.1 of the Plan, entitled Accounts, is
                                                                --------
     amended to add a new paragraph (f), to read as follows:

      (f)Prior Plan Account. The Account maintained for a Participant to record amounts transferred from the Employee Stock Ownership Plan of Pennsylvania Gas & Water Company to the Pennsylvania Division Plan upon the termination of the Employee Stock Ownership Plan of Pennsylvania Gas & Water Company, and adjustments relating thereto, which shall consist of the following subaccounts:

         (i) After Tax Employee Contribution Subaccount. The subaccount maintained for a Participant to record amounts within the Participant's Prior Plan Account that are attributable to after tax contributions made by the Participant and adjustments relating thereto.

         (ii) Employer Contribution Subaccount. The subaccount maintained for a Participant to record amounts within the Participant's Prior Plan Account that are attributable to employer contributions made on behalf of the Participant and adjustments relating thereto.

2.    Effective July 1, 2000, Section 2.10 of the Plan, entitled Compensation,
                                                                 ------------
       is amended in its entirety, to read as follows:

      2.10    Compensation.  Compensation,  as determined  pursuant to paragraph
              (a) or (b) below, as applicable, shall be recognized as of the Employee's effective date of participation pursuant to Section
              3.1. Compensation, as determined pursuant to paragraph (a) or (b) below, as applicable, in excess of $150,000 (adjusted at the same time and in the same manner as permitted under Code Section 401(a)(17)) shall be disregarded.

              (a) For  Participants  who  are  designated  on the  books  of the
                  Company as being employed in the Company's Pennsylvania Division and as being subject to a collective bargaining agreement, the term Compensation refers to the Participant's base hourly rate multiplied by the number of hours (not in excess of 40 hours per week) worked by such Participant each week (including any hours attributable to paid vacation, holiday or sick leave).

              (b) For  Participants  who are not  designated on the books of the
                  Company as being employed in the Company's Pennsylvania Division and as being subject to a collective bargaining agreement, the term Compensation refers to the Participant's W-2 earnings, but excluding taxable fringe benefits (such as car allowances and moving expenses), and excluding amounts realized in connection with stock options and restricted stock or premiums for group term life insurance. Notwithstanding the foregoing, Compensation shall include any amount that is contributed by an Employer pursuant to a salary reduction agreement and that is not includable in the gross income of the Participant under Code Section 125, 401(k), 402(e)(3), 402(h), 403(b), 414(h)(2) or 457(b).




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3.    The third sentence of Section 2.13 of the Plan, entitled Employee,
                                                               --------
      is amended to read as follows:

      Effective July 1, 2000, the preceding provisions of this Section 2.13 notwithstanding, only those individuals who are employed by the Company in its corporate headquarters or in its Southern Union Gas Company Division, in its MGE Division, in its Atlantic Utilities Division, in its South Florida Natural Gas Division or in its Pennsylvania Division shall be considered Employees hereunder, and any other individuals who are employed by the Company (for example, individuals who are employed by the Company in any division that may, in the future, be created) shall not be considered Employees hereunder, shall not be eligible to become Participants under the provisions of Section 3.1, shall not be eligible to make salary reduction contributions or Employee post tax contributions hereunder, and shall not be eligible to receive allocations of contributions (including but not limited to Employer matching contributions and Employer profit sharing contributions) hereunder.

4.    Section 2.13 of the Plan, entitled Employee, is amended to add one
                                         --------
      sentence, to read as follows:

      Effective July 1, 2000, the preceding provisions of this Section 2.13 notwithstanding, individuals who are employed by Keystone Pipeline Services, Inc. on its field payroll shall not be considered Employees hereunder, shall not be eligible to become Participants under the provisions of Section 3.1, shall not be eligible to make salary reduction contributions or Employee post tax contributions hereunder, and shall not be eligible to receive allocations of contributions (including but not limited to Employer matching contributions and Employer profit sharing contributions) hereunder.

5.    Section 2.14 of the Plan, entitled Employer, is amended in its entirety,
                                         --------
      to read as follows:

      2.14    Employer.  Effective July 1, 2000, the Company and each of the
              --------
              following wholly-owned subsidiaries of the Company:

                            Atlantic Gas Corporation
                                Energy Worx, Inc.
                        Keystone Pipeline Services, Inc.
                              Lavaca Realty Company
                           Mercado Gas Services, Inc.
                              PEI Power Corporation
                            PG Energy Services, Inc.
                              SUPro Energy Company

      In no event shall any other wholly-owned subsidiary of the Company (including any wholly-owned subsidiary that may, in the future, be acquired by the Company) be considered an Employer hereunder.

6. Effective July 1, 2000, the Plan is amended to add a new Section 2.19AA, entitled Keystone Participant, to read as follows:

      2.19AA  Keystone Participant.  A Participant who is employed by the
              --------------------
      Company's wholly-owned subsidiary, Keystone Pipeline Services, Inc.

7. Effective July 1, 2000, the Plan is amended to add a new Section 2.21A, entitled Pennsylvania Division Plan, to read as follows:

      2.21A Pennsylvania Division Plan. The Southern Union Company Pennsylvania Division Employees' Savings Plan, which was a single plan within the meaning of Regulation Section 1.414(l), but which was maintained pursuant to two separate documents, the Southern Union Company Pennsylvania Division Employees' Savings Plan (For Non-Bargaining Unit Employees), and the Southern Union Company Pennsylvania Division Employees' Savings Plan (For Bargaining Unit Employees).




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8.  Effective  July 1, 2000,  the Plan is amended  to add a new  Section  2.21B, entitled PG Energy Participant, to read as follows:

      2.21B       PG Energy Participant.  A Participant who is employed by the
                  ---------------------
               Company in its Pennsylvania Division or who is employed by one of the following wholly-owned subsidiaries of the Company:
               PG Energy Services, Inc. or PEI Power Corporation.

9.    Section 3.1(a) of the Plan, entitled Eligibility, is amended to add one
                                           -----------
      sentence, to read as follows:

      In applying the provisions of this Section 3.1(a) following the merger of the Pennsylvania Division Plan into this Plan effective July 1, 2000, individuals who are employed by PG Energy Services, Inc., by PEI Power Corporation or by Keystone Pipeline Services, Inc. (and who are considered Employees under Section 2.13) and individuals who are employed by the Company in its Pennsylvania Division (and who are considered Employees under Section 2.13) shall in no event become Participants under the Plan prior to July 1, 2000.

10.   Section 3.2 of the Plan, entitled Vesting Service, is amended to add one
                                        ---------------
      sentence, to read as follows:

      In determining the Vesting Service of PG Energy Participants and Keystone Participants, the preceding provisions of this Section 3.2 shall apply with respect to periods following the merger of the Pennsylvania Division Plan into this Plan and the provisions of the Pennsylvania Division Plan shall apply with respect to periods preceding the merger of the
      Pennsylvania Division Plan into this Plan, in such a way that the Participant does not receive double credit for any one period of time.

11. Effective July 1, 2000, Section 4.1(b) of the Plan, entitled Employer Matching Contributions, is amended to replace the third sentence of
      Section 4.1(b) with three sentences, to read as follows:

      For Keystone Participants, the Employer matching contributions shall equal 50 percent of the first four percent of each such Keystone Participant's salary reduction contributions to the extent that such Keystone Participant elects to defer such first four percent of Compensation as a salary reduction contribution under Section 4.1(a). For PG Energy Participants, the Employer matching contributions shall equal 40 percent of the first four percent of each such PG Energy Participant's salary reduction contributions to the extent that such PG Energy Participant elects to defer such first four percent of Compensation as a salary reduction contribution under Section 4.1(a). For all other Participants (Participants other than MGE Union Participants, Keystone Participants and PG Energy Participants), the Employer matching contributions shall equal
      (a) 50 percent of the first five percent of each such other Participant's salary reduction contributions to the extent that such other Participant elects to defer such first five percent of Compensation as a salary reduction contribution under Section 4.1(a), and (b) except as provided in
      Section 4.2 with respect to Participants who are also participants in the Southern Union Company Supplemental Deferred Compensation Plan, 75 percent of each such other Participant's salary reduction contributions in excess of five percent up to a maximum of ten percent to the extent that such other Participant elects to defer such additional five percent of Compensation as a salary reduction contribution under Section 4.1(a).

12. Effective January 1, 2000, the second sentence of Section 4.1(c) of the Plan, entitled Employer Profit Sharing Contributions, is
                     -------------------------------------
      amended to read as follows:

      A Participant shall be considered an eligible Participant under the provisions of this paragraph if he (1) is actively employed as of the last day of such Plan Year, (2) is not an MGE Union Participant, and (3) is not designated on the books of the Company as being employed in the Company's Pennsylvania Division and as being subject to a collective bargaining agreement.

13. Effective July 1, 2000, the fifth sentence of Section 4.1(e) of the Plan, entitled Profit Incentive Contributions, is amended to read as follows:
               ------------------------------

      A Participant shall be considered an eligible Participant under the provisions of this Section 4.1(e) if he (1) is employed on or before the December 31 that falls within the profit determination period, (2) has entered into a written salary reduction agreement with the Employer under
      Section 4.2 on or before the April 1 that falls within the profit determination period, (3) has not terminated such salary reduction agreement or amended such salary reduction agreement to discontinue his salary reductions before the allocation date, (4) has completed at least 1,000 Hours of Service during the profit determination period, and (5) is not classified by the Employer as an Employee (a) who is a highly compensated Participant, as defined in Section 4.6, (b) who is covered by a collective bargaining agreement and assigned to work in the Company's Missouri Gas Energy Division, (c) who is covered by a collective bargaining agreement and assigned to work in the Company's Pennsylvania Division, (d) who is an officer of the Employer, or (e) who is a department director of the Employer or one of its divisions.

14. Effective July 1, 2000, Section 4.2 of the Plan, entitled Participant Salary Reduction Agreement, is amended to replace the fifth sentence of
      Section 4.2 with three sentences, to read as follows:

      For Keystone Participants and PG Energy Participants, salary reduction contributions up to and including four percent of Compensation shall be deemed "matched salary reduction contributions" and salary reduction contributions in excess of four percent of Compensation shall be deemed "unmatched salary reduction contributions." For all other Participants (Participants other than MGE Union Participants, Keystone Participants and PG Energy Participants) who are not participants in the Southern Union Company Supplemental Deferred Compensation Plan, salary reduction contributions up to and including ten percent of Compensation shall be deemed "matched salary reduction contributions" and salary reduction contributions in excess of ten percent of Compensation shall be deemed "unmatched salary reduction contributions." For all other Participants (Participants other than MGE Union Participants, Keystone Participants and PG Energy Participants) who are participants in the Southern Union Company Supplemental Deferred Compensation Plan, salary reduction contributions up to and including five percent of Compensation shall be deemed "matched salary reduction contributions" and salary reduction contributions in excess of five percent of Compensation shall be deemed "unmatched salary reduction contributions."

15.   The third sentence of Section 5.1 of the Plan, entitled
      Individual Accounts, is amended to read as follows:
      -------------------

      When appropriate, a Participant shall have the separate Accounts as described in Section 2.1.

16. The second and third paragraphs of Section 5.3 of the Plan, entitled Maximum Additions (which consists of seven paragraphs), are
      -----------------
      amended to read as follows:

      If the Annual Additions for a Participant exceed the foregoing limitations, the Committee shall take the following actions, to the extent necessary to reduce the Annual Additions so as not to exceed such limitations. First, the Participant's post tax contributions, together with gains attributable to such contributions, shall be distributed to the Participant. Second, the Participant's unmatched salary reduction contributions (as determined under Section 4.2), together with gains attributable to such contributions, shall be distributed to the Participant. Third, the Participant's matched salary reduction contributions (as determined under Section 4.2), together with gains attributable to such contributions, shall be distributed to the
      Participant, and in this case, Employer matching contributions attributable to such matched salary reduction contributions, together with gains attributable to such contributions, shall be transferred to the suspense account described in the following paragraph. Fourth, Retirement Power Contributions allocated to the Participant's Retirement Power Account, together with gains attributable to such contributions, shall be transferred to the suspense account described in the following paragraph. Finally, Employer contributions other than matching contributions allocated to the Participant's Employer Contributions Account, together with gains attributable to such contributions, shall be transferred to the suspense account described in the following paragraph.

      Amounts transferred to the suspense account shall be applied to reduce Employer matching contributions and Retirement Power Contributions to the Plan.

17. Participants under the Southern Union Company Pennsylvania Division Employees' Savings Plan, who were eligible to direct the investment of that portion of their Pennsylvania Division Plan accounts attributable to employer matching contributions prior to the merger of the Pennsylvania Division Plan into the Plan effective July 1, 2000 shall continue to be eligible to direct the investment of such portion of their accounts under the Plan until December 31, 2000. Effective January 1, 2001, the first paragraph of Section 5.5(f) of the Plan, entitled Employer Matching Contributions and Employer Profit Incentive Contributions, is amended to read as follows:

      Except as provided in the following paragraph, a Participant may not direct the investment of his Employer Contributions Account attributable to Company Stock Contributions (as defined in the first paragraph of Section 5.5) until the first January 1, April 1, July 1 or October 1 following the date on which he becomes eligible to direct the investment of his Employer Contributions Account attributable to Company Stock Contributions. Except as otherwise provided in the following paragraph, the date on which a Participant becomes eligible to direct the investment of his Employer Contributions Account attributable to Company Stock Contributions shall be the date on which the Participant attains age 55.

18. Effective July 1, 2000, Section 5.5(f) of the Plan, entitled Employer Matching Contributions and Employer Profit Incentive Contributions, is amended to add a new second paragraph, to read as follows:

      Notwithstanding the provisions of the immediately preceding paragraph, a PG Energy Participant shall have the right to direct the investment of that portion of his Employer Contributions Account that is attributable to the proceeds of his sale of Pennsylvania Enterprises, Inc. stock back to Pennsylvania Enterprises, Inc. pursuant to its March 11, 1996 offer to purchase such stock. Notwithstanding the provisions of the immediately preceding paragraph, a Keystone Participant shall have the right to direct the investment of that portion of his Employer Contributions Account that is attributable to matching contributions made on his behalf under the Pennsylvania Division Plan with respect to periods prior to its merger into this Plan; provided, however, that a Keystone Participant may not, except as provided in the immediately preceding paragraph, direct the investment of that portion of his Employer Contributions Account that is attributable to Employer matching contributions made on his behalf under this Plan with respect to periods following the merger of the Pennsylvania Division Plan into this Plan.

19.   Section 6.3 of the Plan, entitled Termination for Other Reasons,
                                        -----------------------------
      is amended in its entirety, to read as follows:

      6.3 Termination for Other Reasons. Upon termination of employment for any reason other than Normal Retirement, Early Retirement, Disability or death, and for Participants, other than PG Energy Participants and Keystone Participants, who attain age 70 1/2 prior to January 1, 2000, and for PG Energy Participants and Keystone Participants who attain age 70 1/2 prior to January 1, 2001, the Participant shall be entitled to receive:

              (a) The entire amount credited to his Rollover Contribution
                  Account, if any, plus

              (b) The entire amount credited to his Tax Deferred Account, if any, plus

              (c) The entire amount credited to his Deposit Account, if any, plus

              (d) The entire amount credited to his Prior Plan Account, if any, plus

              (e) An amount equal to the balance of his  Employer  Contributions
                  Account, if any, multiplied by his vested percentage. For all Participants other than MGE Union Participants, effective July 1, 2000, such percentage shall be determined according to the following schedule:

                  Years of Vesting Service        Vested Percentage of Employer
                                                       Contributions Account

                       Less than 1                               0%
                             1                                  20%
                             2                                  40%
                             3                                  60%
                             4                                  80%
                       5 or more                               100%




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              For MGE Union Participants,  such percentage shall be
               determined according to the following schedule:

              Years of Vesting Service        Vested Percentage of Employer
                                                    Contributions Account

                   Less than 2                                0%
                             2                               20%
                             3                               40%
                             4                               60%
                             5                               80%
                       6 or more                            100%

              Payment of benefits under this Section 6.3 shall be made in accordance with Section 6.4.

20. Effective July 1, 2000, the first sentence of Section 6.6(h) of the Plan, entitled Maximum Number and Amount, is amended to read as follows:
               -------------------------

      Except with respect to loans transferred to the Plan upon the merger of the Pennsylvania Division Plan into this Plan, a Participant may have no more than one outstanding loan at a given time.

21.   Section 6.7 of the Plan, entitled Withdrawals During Active Employment,
                                        ------------------------------------
      is amended to add one new paragraph, to read as follows:

      At any time, but not more frequently than once during a Plan Year, a Participant may elect to withdraw in cash up to an amount equal to his entire Prior Plan Account balance without demonstration of financial hardship and without suspension of salary reduction contributions.

22. Effective July 1, 2000, Section 13.3(c)(5) of the Plan, entitled Compensation for Other Employees, is amended in its entirety,
      --------------------------------
      to read as follows:

      (5)     Compensation for Other Employees.  With respect to Employees who
              --------------------------------
              are not designated on the books of the Company as being employed in the Company's MGE Division, the Employee's Compensation, as determined under the provisions of Section 2.10(b).

23.   Effective July 1, 2000, Section 13.4(c) of the Plan, entitled Vesting,
                                                                    -------
      is amended in its entirety, to read as follows:

      (c) Vesting. In addition to the amounts currently described in Section 6.3, upon termination of employment for any reason other than Normal Retirement, Early Retirement, Disability or death, and for Participants who attain age 70 1/2 prior to January 1, 2000, upon the Participant's attainment of age 70 1/2, the Participant shall also be entitled to receive an amount equal to the balance of his Retirement Power Account, if any, multiplied by his vested percentage determined according to the schedule set forth in
              Section 6.3(e).

24. Effective July 1, 2000, the Plan shall provide those benefits described in Appendix A, which is attached hereto and which relates to protected benefits, currently provided under the Southern Union Company Pennsylvania Division Employees' Savings Plan, to the group of participants described in Appendix A. In the event of a conflict between the provisions of Appendix A and the other provisions of the Plan, the provisions of Appendix A shall govern.

      Executed this 27 day of June, 2000.

                             SOUTHERN UNION COMPANY


                              By: NANCY CAPEZZUTI
                                  Nancy Capezzuti
                                  Officer

                                   APPENDIX A

                EMPLOYEES OF PENNSYLVANIA-AMERICAN WATER COMPANY



This Appendix A applies to any Participant who transferred from employment with Pennsylvania Gas and Water Company ("PG&W") to employment with Pennsylvania-American Water Company ("Pennsylvania American") in connection with the sale of PG&W's Water Business to Pennsylvania American on February 16, 1996 and who elected not to have the portion of his Account Balance invested in Company Stock transferred to the Savings Plan for Employees of American Water Works Company, Inc. ("Pennsylvania-American Participant").

Notwithstanding anything in this Plan to the contrary:

      1. The Account Balance of any Pennsylvania-American Participant shall be 100% fully vested at all times.

      2. The Account Balance of any Pennsylvania-American Participant shall be invested in the same manner as are PEI Matching Contributions in accordance with Section 6.3(b).

      3. Distribution shall be permitted from the Account Balance to a Pennsylvania-American Participant only (i) upon termination of employment with Pennsylvania American or (ii) from the Participant's Prior Plan Account in accordance with the rules established by the Administration Committee; provided that any such distribution must be a complete distribution of the Participant's Account Balance in the case of a distribution under (i) or a complete distribution of the Participant's Prior Plan Account in the case of a distribution under
         (ii).




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